REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees of
Mutual Fund Series Trust
and the Shareholders of the KF
Griffin Blue Chip and Covered
Call Fund


In planning and performing our
audit of the financial statements
of KF Griffin Blue Chip and
Covered Call Fund (the "Fund"), a
series of shares of beneficial
interest in Mutual Fund Series
Trust, as of September 30, 2014
and for the period then ended, in
accordance with the standards of
the Public Company Accounting
Oversight Board (United States)
("PCAOB"), we considered
internal control over financial
reporting, including control
activities over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Fund's
internal control over financial
reporting.  Accordingly, we
express no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls.  A
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with accounting
principles generally accepted in
the United States of America
("GAAP").  A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to
the maintenance of records that,
in reasonable detail, accurately
and fairly reflect the transactions
and dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation
of the financial statements in
accordance with GAAP, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations
of management and trustees of
the company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a company's assets
that could have a material effect
on the financial statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.  Also,
projections of any evaluation of
effectiveness to future periods
are subject to the risk that
controls may become inadequate
because of changes in conditions
or that the degree of compliance
with the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of
a control does not allow
management or employees, in
the normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis.  A material
weakness is a deficiency, or
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Fund's annual or interim financial
statements will not be prevented
or detected on a timely basis.



Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the PCAOB.
However, we noted no
deficiencies in the Fund's internal
control over financial reporting
and its operations, including
controls over safeguarding
securities that we consider to be
a material weaknesses, as
defined above, as of September
30, 2014.

This report is intended solely for
the information and use of
management, the shareholders
and Board of Trustees of KF
Griffin Blue Chip and Covered
Call Fund and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than these
specified parties.

		.










       BBD, LLP


Philadelphia, Pennsylvania
November 25, 2014